UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No.       )
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Rainier Investment Management Mutual Funds
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__________________________________________________________________
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Rainier Investment Management Mutual Funds
Rainier Intermediate Fixed Income Fund
601 Union Street, Suite 2801
 Seattle, WA 98101
March [•], 2016
Dear Shareholder:
I am pleased to inform you that we will be holding a Special Meeting of Shareholders on Friday, April 15, 2016 to vote on a proposal (the “Proposal”) to approve a new management agreement (the “New Agreement”) between Rainier Investment Management Mutual Funds (the “Trust”) and Manning & Napier Advisors, LLC (“Manning and Napier”) by shareholders of the Rainier Intermediate Fixed Income Fund (the “Fund”).
Rainier Investment Management, LLC (“Rainier”) recently announced that it had reached an agreement with the parent company of Manning & Napier, Manning & Napier, Inc. (NYSE: MN), that provides for it to acquire a majority interest in Rainier (the “Transaction”), as more fully described in the enclosed Proxy Statement.  Rainier currently serves as the investment adviser to the Fund under a Management Agreement between the Trust, on behalf of the Fund, and Rainier (the “Current Agreement”).  The Current Agreement would terminate automatically as a result of the Transaction because it would constitute a change of control of Rainier and therefore technically would result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended.  In addition, the current portfolio managers of the Fund have indicated that they will be leaving Rainier.  Therefore, Rainier has recommended that Manning & Napier become the new investment adviser to the Fund.  The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for certain updating changes, as more fully discussed in the Proxy Statement.  To allow advisory services to continue for the Fund without any interruption, shareholders of the Fund are being asked to approve the New Agreement.
The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the Proposal with respect to the Fund.  The Board believes that the Proposal is in the best interests of the Fund and its shareholders.  The Board recommends that you vote in favor of the Proposal to approve the New Agreement.
The enclosed Proxy Statement contains more information about the Proposal and describes the voting process for shareholders.  The proxy votes will be reported at the Special Meeting of Shareholders scheduled for April 15, 2016.  Please submit your proxy through the internet, phone at 1-800-__________ or mail as soon as possible.  Specific instructions for these voting options can be found on the enclosed Proxy Card.
Thank you for your continued support.
Sincerely, ________________________________ Melodie B. Zakaluk Trustee, Chief Executive Officer, President and Chief Financial Officer

Rainier Investment Management Mutual Funds
Rainier Intermediate Fixed Income Fund

601 Union Street, Suite 2801
 Seattle, WA 98101
______________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 15, 2016
______________________________________
To the Shareholders:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Rainier Intermediate Fixed Income Fund (the “Fund”), a series of Rainier Investment Management Mutual Funds (the “Trust”), will be held at the offices of Rainier Investment Management, LLC (“Rainier”) at 601 Union Street, Suite 2801, Seattle, Washington 98101 on Friday, April 15, 2016 at 10:00 a.m., Pacific Time, or at any adjournment(s) or postponement(s) thereof,  to approve a new management agreement, on behalf of the Fund, between the Trust and Manning & Napier Advisors, LLC.
The close of business on February 19, 2016 has been fixed as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 15, 2016:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available at [website].
Dated: March [•], 2016	By Order of the Board of Trustees ___________________________ Christopher J. Kashmerick Secretary

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT.
YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.  EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.  YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!
While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal submitted for your vote.
Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on April [15], 2016 (the “Meeting”)?
A.	At the Meeting, shareholders of the Rainier Intermediate Fixed Income Fund (the “Fund”), a series of Rainier Investment Management Mutual Funds (the “Trust”), will be voting on a proposal (the “Proposal”) to approve a new management agreement (the “New Agreement”) between the Trust and Manning & Napier Advisors, LLC (“Manning & Napier”).
Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?
A.	At an in-person meeting of the Board called for the purpose of approving the New Agreement and held on January 12, 2016, the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Agreement for the Fund, subject to approval by the shareholders of the Fund.
Q.	Why are shareholders being asked to approve the Proposal?
A.	Rainier Investment Management, LLC (“Rainier”) recently announced that it has reached an agreement with Manning & Napier, Inc. (NYSE: MN) that provides for it to acquire a majority interest in Rainier (the “Transaction”), as more fully described in this proxy statement. Rainier currently serves as the investment adviser to the Fund under a Management Agreement between the Trust, on behalf of the Fund, and Rainier (the “Current Agreement”). The Current Agreement would terminate automatically as a result of the Transaction because it would constitute a change of control of Rainier and therefore technically would result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended. In addition, the current portfolio managers of the Fund have indicated that they will be leaving Rainier. Therefore, Rainier has recommended that Manning & Napier become the new investment adviser to the Fund. The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for the commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law, as more fully discussed in the enclosed Proxy Statement.

Under Section 15 of the 1940 Act, Manning & Napier may serve as the investment adviser to the Fund only if the New Agreement is approved by the Independent Trustees and shareholders of the Fund.  Accordingly, shareholders of the Fund are being asked to approve the New Agreement at the Meeting.

Q.	How does the Board recommend that I vote?
A.	The Board unanimously recommends that you vote FOR the Proposal to approve the New Agreement.
Q.	Why is the Board recommending that shareholders approve the Proposal?
A.	If shareholders of the Fund do not approve the New Agreement, then Manning & Napier would not be permitted to serve as the Fund’s investment adviser after the consummation of the Transaction. In addition, if shareholders of the Fund do not approve the New Agreement before the portfolio managers depart from Rainier, Rainier and the Board would have to implement alternative arrangements for the management of the Fund. In either case, the Board would have to consider other alternatives for the Fund, including again seeking approval by shareholders of the Fund of the New Agreement or seeking approval of a different investment advisory agreement, allowing Manning & Napier to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and the possible liquidation of the Fund. To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund for seeking alternatives, the Board is recommending that shareholders of the Fund approve the Proposal such that Manning & Napier can provide investment advisory services to the Fund.

Q.	How will the approval of the Proposal affect the management and operations of the Fund?
A.	The Fund’s investment objective and investment strategies will not change as a result of the New Agreement. However, a different investment adviser and portfolio managers will be responsible for day to day management of the Fund. As discussed in the enclosed Proxy Statement, the Board has evaluated the scope and quality of services to be provided by Manning & Napier and believes that the approval of the Proposal is not expected to diminish the level of services received by the Fund.
Q.	How will the approval of the Proposal affect the expenses of the Fund?
A.	The approval of the New Agreement will not result in any increase in the advisory fee rates at which Manning & Napier will be compensated by the Fund as compared to what Rainier was compensated under the Current Agreement. In addition, the approval of the New Agreement will not result in any change in the fee waivers and/or expense reimbursements that are currently applicable to the Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will not be borne by the Trust or the Fund.
Q.	What are the primary reasons for the retention of Manning & Napier as the investment adviser to the Fund?
A.	The Board and the Independent Trustees weighed a number of factors in reaching their decision to approve the New Agreement, including, without limitation, the history, reputation, and resources of Manning & Napier, performance results achieved by Manning & Napier for its clients and quality of services provided by Manning & Napier. The Board also considered that the advisory fee rates at which Manning & Napier will be compensated by the Fund pursuant to the New Agreement would not increase and that the fee waivers and/or expense reimbursements for the Fund would not change as compared to the existing arrangement with Rainier. Additional details regarding factors considered by the Board and the Independent Trustees in approving the New Agreement can be found in the “Trustee Actions, Considerations, and Recommendations” section under the Proposal in the enclosed Proxy Statement.
Q.	Are there any material differences between the Current Agreement and the New Agreement?
A.	No. There are no material differences between the Current Agreement and the New Agreement, other than the identity of the investment adviser, their respective commencement and renewal dates and changes to provisions relating to disputes, claims and governing law.
Q.	How do I vote?
A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone at 1-800-______________ or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Rainier Investment Management Mutual Funds
Rainier Intermediate Fixed Income Fund

601 Union Street, Suite 2801
 Seattle, WA 98101
______________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 15, 2016
______________________________________
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Rainier Investment Management Mutual Funds (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of the Rainier Intermediate Fixed Income Fund (the “Fund”) to be held at 10:00 a.m., Pacific Time, on Friday, April 15, 2016, at the offices of Rainier Investment Management, LLC (“Rainier”), at 601 Union Street, Suite 2801, Seattle, Washington 98101, or at any adjournment(s) or postponement(s) thereof.  This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Trust on or about March [•], 2016.
At the Meeting, shareholders of the Fund will be asked to vote on a proposal (the “Proposal”) to approve a new management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Manning & Napier Advisors, LLC (“Manning & Napier”). The Board knows of no business other than specifically mentioned in the Notice that will be presented for consideration at the Meeting.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Voting Information
Record Date; Shareholders Entitled to Vote
The close of business on February 19, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting.  Shareholders of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date.  The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of the Fund is set forth in Exhibit A, which in each case equals the number of votes to which each such class is entitled.
Solicitation of Proxies
This solicitation of proxies is being made by and on behalf of the Trust.  The cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will not be borne by the Trust or the Fund.  Rainier has retained __________________, a third party vendor, to assist in tabulation of votes.  _______________’s fees are estimated to be approximately $[    ], which include reimbursement to be paid to intermediaries for expenses incurred but do not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.
Should you require additional information regarding the Special Meeting, you may contact ___________  at __________________.
While solicitation will be primarily by mail, certain officers and representatives of the Trust, officers, employees or agents of Rainier and Manning & Napier, and certain financial service firms and their representatives may solicit proxies by telephone, e-mail or in person.  Employees of Rainier and Manning & Napier, and officers of the Trust, will not receive extra compensation for their solicitation activity.

Revocation of Proxies
Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date.  Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.
Quorum; Adjournment
The presence at the Meeting, in person or by proxy, of at least forty (40%) of the Outstanding Shares of the Fund constitutes a quorum for the Meeting.  Thus, the Meeting could not take place on its scheduled date if less than 40% of the Outstanding Shares of the Fund is presented in person or represented by proxy.
If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies.  Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment.  No notice of any adjournment of the Meeting will be given other than announcement at the Meeting or an adjournment or postponement thereof.
Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum at the Meeting is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.
Required Vote
The affirmative vote of a “majority of the outstanding voting securities” of the Fund present, in person or by proxy, and voting at the Meeting is required to approve the New Agreement.
A “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.
In determining whether shareholders have approved the Proposal, broker non-votes and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted.  Accordingly, abstentions and broker non-votes effectively are counted as votes “against” the Proposal because the approval of a minimum number of the outstanding voting securities is required.  The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

PROPOSAL:  APPROVAL OF A NEW MANAGEMENT AGREEMENT
General Information
Rainier currently serves as the investment adviser to the Fund under a Management Agreement dated May 6, 1994, as amended from time to time, between the Trust, on behalf of each of its series, and Rainier (the “Current Agreement”).  The Current Agreement would terminate automatically as a result of the Transaction because it will constitute a change of control of Rainier and therefore technically would result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”).  In addition, the current portfolio managers of the Fund have indicated that they will be leaving Rainier.
In considering its options for new portfolio managers, Rainier has concluded that Manning & Napier’s existing fixed income team possesses the expertise necessary to provide continuity in managing the Fund’s investments using the Fund’s investment objective and strategies, and therefore Rainier is recommending that Manning & Napier become the new investment adviser to the Fund.  Manning & Napier was founded in 1970 and as of December 31, 2015 had approximately $35.4 billion in assets under management.   Manning & Napier’s fixed income group would be responsible for managing the Fund.  As of December 31, 2015 this team managed approximately $11 billion in fixed income assets.
The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for the identity of the investment adviser, commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law.
The Transaction
In December 2015, Rainier announced that Manning & Napier, Inc. has agreed to acquire, subject to customary closing conditions, a majority interest in Rainier (the “Transaction”).  The Transaction is expected to close in the first half of 2016.  The consummation of the Transaction would result in a change of control of Rainier and an assignment and the automatic termination of the Current Agreement, which in combination with the expected departure of the current portfolio management team, necessitates approval of the New Agreement by the Fund’s shareholders.
The Current Agreement
Rainier and the Trust entered into the Current Agreement on May 6, 1994 and have amended it from time to time, including to add each fund within the Trust upon commencement of its operations.  As required under the 1940 Act, the Current Agreement (or a prior version thereof) was approved by the initial shareholder of each of those funds on or before the date that fund commenced operations.  The Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act (the “Independent Trustees”), last renewed the Current Agreement for the Fund at an in-person Board meeting held on June 3, 2015.
The following is a summary of the terms of the Current Agreement:
Advisory Services.  Under the Current Agreement, Rainier acts as the investment adviser to the Fund and provides professional investment management with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the Fund’s portfolio.  The Current Agreement requires that Rainier:  (i) decide what securities shall be purchased or sold by the Fund and when; and (ii) arrange for the purchase and sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund. Any investment purchases or sales made by Rainier shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act, or as amended by shareholders of the Fund.

Limitation of Liability and Indemnification.  Under the Current Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of Rainier (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Rainier) Rainier shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services thereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Current Agreement related, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Except for such disabling conduct, the Trust shall indemnify Rainier (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Rainier) from any liability arising from Rainier’s conduct under the Current Agreement to the extent permitted by the Declaration of Trust and applicable law.
Term and Termination.  The Current Agreement provides that following the initial period of two years, it continues to be in effect for the Fund for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by the Board, including the vote of a majority of the Trustees who are not parties to the Current Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Fund.  The Current Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to Rainier, and by Rainier upon sixty (60) days’ written notice to the Fund.  The Current Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.
Expenses.  Under the Current Agreement Rainier will pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of Rainier.  All costs and expenses not expressly assumed by Rainier under the Current Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with Rainier or its Administrator; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, transfer agent, and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports, notices, proxy material and prospectuses to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; (xiii) fees of the Trust’s Administrator and (xiii) the organization costs of the Trust.
Compensation Paid to Rainier
Advisory Fees Paid Pursuant to the Current Agreement
Pursuant to the Current Agreement, the Fund pays Rainier an advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets.
Pursuant to the 2015/2016 Operating Expenses Agreement, dated as of August 1, 2015 (as amended from time to time, the “Operating Expenses Agreement”), Rainier has agreed to waive fees and reimburse expenses to limit the total annual operating expenses (excluding acquired fund fees and expenses, loads, taxes, interest, brokerage commission, expenses incurred in connection with any merger or acquisition, or extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund’s Institutional Shares and Original Shares.  Fees waived and/or expenses reimbursed pursuant to the Operating Expenses Agreement are subject to recoupment by Rainier within three years after such fee waiver and/or expense reimbursement by Rainier.

For the fiscal year ended March 31, 2015, the gross advisory fees earned under the Current Agreement, fees waived and/or expenses reimbursed/subsidized by Rainier pursuant to the Operating Expenses Agreement, and the net advisory fees for the Fund were as follows:
Fiscal Year Ended March 31, 2015
Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/ Subsidized by Rainier	Net Advisory Fees
$479,786	$196,008	$283,778

As of January 31, 2016, the net assets of the Fund were $62.2 million.
Comparison of the Current Agreement and the New Agreement
At an in-person meeting of the Board held on January 12, 2016 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, voted to approve the New Agreement.  The Board is unanimously recommending that shareholders of the Fund vote to approve the New Agreement.  A copy of the New Agreement is attached to this Proxy Statement as Exhibit B.  Any discussion of the New Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.
The New Agreement is substantially identical to the Current Agreement as described above in all material respects, except for the identity of the investment adviser, the commencement and renewal dates and changes in its provisions relating to disputes, claims and governing law.  In particular, the advisory services to be provided by Manning & Napier and the advisory fee rates under the New Agreement are identical to those under the Current Agreement.  Shareholders should also note that any voluntary or contractual reduction in Rainier’s compensation, or in reimbursement of expenses due to Rainier, pursuant to the Current Agreement, will no longer be subject to recoupment by Rainier.  The initial term of the New Agreement would extend for two years from its effective date, after which it would continue from year to year with respect to the Fund subject to the same approval process as described above for the Current Agreement.
The New Agreement clarifies that it is an agreement between Manning & Napier and the Fund only, and that there are no third-party beneficiaries of the New Agreement.  That means, among other things, that Manning & Napier’s contractual obligations are to the Fund as a whole and not to any particular shareholder.  The New Agreement also states that legal actions relating to the New Agreement are required to be brought in state or federal courts in Delaware and that the New Agreement is governed and construed under Delaware laws.  The Current Agreement is instead governed by the laws of the State of Washington.  The Board considers Delaware laws and courts to be more appropriate because the Trust was organized under Delaware law at its inception in 1994.
Trustee Actions, Considerations, and Recommendations
At the Board Meeting, the Trustees, including the Independent Trustees, considered the approval of the New Agreement.  At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present.  During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Manning & Napier at the request of the independent legal counsel to the Independent Trustees.  The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.
1.            Information Received
Materials reviewed - Manning & Napier provided a range of information relating to the New Agreement, including, but not limited to, (i) Manning & Napier’s management and investment teams that would serve the Fund, (ii) the expected benefits and costs to shareholders of the Fund as a result of Manning & Napier’s service as investment adviser to the Fund and (iii) the Transaction.  Manning & Napier provided, in connection with the approval of the New Agreement, extensive materials regarding the investment results of Manning & Napier’s most comparable mutual fund, similarly managed mutual funds and relevant indexes, advisory fee comparisons to advisory fees charged by Manning & Napier to its institutional clients, and financial and profitability information regarding Manning & Napier.  Furthermore, the Independent Trustees received a wide variety of materials relating to the nature, extent, and quality of services provided by Manning & Napier.  In addition to the information furnished by Manning & Napier, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transaction.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel.  The Independent Trustees discussed the approval of the New Agreement with representatives of Manning & Napier and Rainier and in a private session at which no representatives of Manning & Napier or Rainier were present.  In deciding to recommend the approval of the New Agreement, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.
2.            Nature, Extent, and Quality of Services
The Trustees considered the services proposed to be provided by Manning & Napier under the New Agreement including, among others: deciding what securities to purchase and sell for the Fund; arranging for the purchase and sale of such securities by placing orders with broker-dealers; and administering the affairs of the Fund in cooperation with Rainier.  The Board discussed the quality of these proposed services with representatives from Manning & Napier and Rainier and concluded that Manning & Napier would be able to perform the services to the Fund required under the New Agreement in a reasonable manner.
3.            Investment Performance; Fees and Expenses
The Board considered investment performance of the mutual fund managed by the same portfolio manager(s) that is most comparable to the Fund and how that fund performed against its applicable benchmark over multiple time periods.  In addition, the Board considered a peer group performance analysis consisting of a universe of mutual funds with similar investment objectives compiled by Morningstar. The Board concluded that Manning & Napier’s performance record was reasonable.

4.            Costs of Services Provided and Profitability
The Board considered the costs of Manning & Napier’s services and the past profit level to Manning & Napier for similar services to other funds. In reviewing Manning & Napier’s costs and profits, the Board discussed Manning & Napier’s anticipated revenues to be generated from the Fund under the New Agreement. In addition, the Board reviewed Manning & Napier’s expected expenses associated with the Fund outside of the New Agreement (such as expense reimbursement pursuant to an expense cap and payments that would be made by Manning & Napier to third party platforms on which shares of the Fund are available for purchase). After discussing the expected costs and profits, the Board concluded that Manning & Napier’s expected profitability relating to its services under the New Agreement should be reasonable.
The Board considered the fees and expenses of the Fund.  Manning & Napier presented the proposed advisory fees and total expenses for the Fund, including the advisory fee adjusted for the expense waiver and/or reimbursement obligations that Manning & Napier proposed to assume by contract, and the Board noted that there would be no change from the current fee structure of the Fund.  Representatives of Rainier had previously discussed with the Board the advisory fees for the Fund as compared to the median and mean advisory fees for similar funds. Based on their review of the information provided, the Board concluded that the fees and expenses of the Fund would be reasonable on a comparative basis.

5.            Economies of Scale
The Board considered economies of scale and concluded that the current fee schedule to the management agreement is reasonable given Manning & Napier’s expected profitability from the Fund under the New Agreement and the Fund’s relatively small size.
6.            Fallout Financial Benefits
The Board also considered other benefits Manning & Napier is anticipated to derive from its relationship with the Fund and determined that no material other benefits would be applicable.
7.            Conclusions
No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Agreement, but rather, the Trustees based their determination on the total mix of information available to them.  After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the New Agreement are fair and reasonable to the Fund in light of the services to be provided by Manning & Napier, its costs and reasonably foreseeable Fund asset levels, and that the Fund’s shareholders are expected to receive reasonable value in return for the advisory fees paid.  The Board and the Independent Trustees also concluded separately that the approval of the New Agreement is supported by reasonable and impartial records and information, including the performance of a similarly managed fund in relation to its peer group, the services to be provided by Manning & Napier, the competitive expense structure, and the fact that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement, and that the approval of the New Agreement would be in the best interests of the Fund and its shareholders.  In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Fund as a result of the Transaction within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”).  Accordingly, the Trustees and the Independent Trustees present at the Board Meeting voted unanimously to approve the New Agreement for the Fund and to recommend that shareholders of the Fund approve the New Agreement as well.
Section 15(f)
The Board has been informed that Manning & Napier has agreed to take certain actions to comply with Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive “safe harbor” that allows Manning & Napier, Rainier or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of Rainier as long as two conditions are met.  First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Manning & Napier or Rainier.  Second, an “unfair burden” must not be imposed on the Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include with respect to the Fund, any arrangement, during the two-year period after the consummation of the Transaction, whereby Manning & Napier, Rainier or any interested person thereof receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services.  The Board has been advised that Rainier and Manning & Napier, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on the Fund as a result of the change of control of Rainier.
Board Recommendation
The Board, including the Independent Trustees, believes that the Proposal to approve the New Agreement is in the best interests of the Fund and its shareholders.  The Board unanimously recommends that you vote FOR the Proposal to approve the New Agreement.

Other Information
Other Matters to Come Before the Meeting
The Board and management of the Fund are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement.  Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Investment Adviser
Manning & Napier Advisors, LLC is specified as the Fund’s investment adviser under the New Agreement.  Manning & Napier is located at 290 Woodcliff Drive, Fairport, New York 14450. Manning & Napier is registered as an investment advisor with the SEC. As of December 31, 2015, Manning & Napier managed $35.4 billion for individuals and institutional investors.  Manning & Napier would be responsible for the day-to-day portfolio management of the Fund and would generally oversee the Fund’s overall business affairs, services providers and officers.
Principal Executive Officers and Directors of Manning & Napier
Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in the Advisor and acts as the sole managing member of the Advisor. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and, therefore, also controls Manning & Napier Group and the Advisor.
The following table provides the name and principal occupation(s) of each principal executive officer and Director of Manning & Napier.  The address of each principal executive officer and Director of Manning & Napier is c/o Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450.
Officer / Director	Principal Occupation(s)
William Manning	Chairman of the Board
Patrick Cunningham	Chief Executive Officer, Director
Jeffrey S. Coons	President
James Mikolaichik	Chief Financial Officer
Charles H. Stamey	Managing Director, Sales and Distribution
Richard B. Yates	Chief Legal Officer and Secretary
Richard Goldberg	Director
Edward J. Pettinella	Director
Robert M. Zak	Director
Barbara Goodstein	Director
Richard Barrington	Director

Significant Owners of Manning & Napier
The following table provides the name and address of each person who owns, of record or beneficially, ten percent (10%) or more of the outstanding voting securities of Manning & Napier as of December 31, 2015.

Name of Owner	Address
c/o Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450
c/o Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450

Trustees and Officers of the Trust
The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Manning & Napier or an affiliate of Manning & Napier.
Name	Position(s) Held with the Trust	Direct or Indirect Interest in Manning & Napier or Rainier (which will be an affiliate of Manning & Napier following the close of the Transaction)
James E. Diamond, Jr.	Independent Trustee	None
Joan L. Enticknap	Independent Trustee	None
Gary L. Sundem	Independent Trustee and Chairman of the Board	None
Melodie B. Zakaluk	Trustee, CEO and President, and Chief Financial Officer	Chief Operating Officer and owner of Rainier
James R. Margard	Vice President	Senior Equity Portfolio Manager and owner of Rainier
Mark H. Dawson	Vice President	Senior Equity Portfolio Manager, Chief Investment Officer and owner of Rainier
Elisa Enns	Treasurer	Director of Fund Finance and Financial Planning and owner of Rainier
Lisa M. Thenell	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Compliance Officer and owner of Rainier
Christopher E. Kashmerick	Secretary	None

Ms. Zakaluk is an equity owner Rainier Investment Management, LP, the parent company of Rainier. Other than Ms. Zakaluk, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2014 or in any material proposed transactions, to which Manning & Napier, any parent, subsidiary of Manning & Napier, or any subsidiary of the parent of such entities was or is to be a party.
Administrator
U.S. Bancorp Fund Services, LLC provides administrative services for the Fund and is also its accounting agent and transfer agent.  U.S. Bank N.A., an affiliate of the administrator, serves as the Fund’s custodian. The Fund pays the administrator for its services.
Principal Underwriter
Quasar Distributors, LLC (“Quasar”), an affiliate of the administrator, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Quasar continually distributes shares of the Fund on a best efforts basis, and Rainier compensates Quasar for its services to the Fund.

Affiliated Broker
Neither Rainier nor Manning & Napier trade any securities for the Fund through an affiliated broker. While Rainier does not know that Wells Fargo Securities, LLC (“Wells Fargo Securities”) is an affiliated broker, Rainier and the Trust have elected to treat Wells Fargo Securities as an affiliated broker for purposes of its compliance program, by reason of record positions in other funds that are part of the Trust.  [The Fund did not trade with Wells Fargo Securities during the fiscal year ended March 31, 2015.]
Control Persons and Principal Holders of Fund Shares
To the knowledge of the Trust, as of December 31, 2015, all Trustees and executive officers of the Trust owned less than 1% of the outstanding shares of any class of the Fund.
Exhibit C to this Proxy Statement lists the persons that, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of any class of the Fund as of February 19, 2016.  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.
Shareholder Reports
The Fund’s annual and semi-annual reports to shareholders may be viewed, free of charge, on the Fund’s website at http://rainierfunds.com/LiteratureAndForms/pages/LitandFormsAdvMutual.aspx.  Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund at Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1‑800-248-6314.
Householding
Only one copy of the Fund’s annual report to shareholders and this Proxy Statement and other proxy materials is being delivered to multiple shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders, in which case the Fund will deliver promptly separate copies of such materials to such shared address.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Fund.
Shareholders sharing an address who currently receive multiple copies of proxy materials and annual reports at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of proxy materials and annual reports, should contact the Fund at Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-248-6314.
Shareholder Proposals
The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed.  Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.  SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

___________________________ Christopher J. Kashmerick Secretary
Dated:  February [•], 2016

EXHIBIT A
SHARES OUTSTANDING AS OF THE RECORD DATE
The table below lists the number of shares of the Fund that were outstanding at the close of business on the Record Date.
Fund	Share Class	Number of Shares Outstanding
Intermediate Fixed Income Fund	Original Class	1,936,650.801
	Institutional Class	2,980,353.085

EXHIBIT B
RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
 MANAGEMENT AGREEMENT
AGREEMENT made this ____ day of _______, 2016, by and between RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS (the “Trust”), a trust organized under the laws of the State of Delaware, on behalf of each series of the Trust listed on Exhibit A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”), and MANNING & NAPIER ADVISORS, LLC (the “Advisor”), a Delaware limited liability company.
WITNESSETH:
In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:
1.    In General
The Trust hereby appoints the Advisor to act as investment adviser to each Fund.  The Advisor agrees, all as more fully set forth herein, to provide professional investment management with respect to the investment of the assets of the Funds and to supervise and arrange the purchase and sale of securities and other instruments held in the portfolios of the Funds.
2.    Duties and Obligations of the Advisor with respect to Management of the Funds
(a)   Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Advisor shall:

(i)  Decide what securities and instruments shall be purchased or sold by each Fund and when; and

(ii)  Arrange for the purchase and the sale of securities and instruments held in the portfolios of each Fund by placing purchase and sale orders for that Fund.

(b)   Any investment purchases or sales made by the Advisor with respect to each Fund shall at all times conform to, and be in accordance with, any requirements imposed by:  (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any applicable policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act, or as may be amended by the shareholders of the Fund.

(c)   The Advisor shall give the Funds the benefit of its best judgment and effort in rendering services hereunder.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement related, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Except for such disabling conduct, the Trust shall indemnify the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) from any liability arising from the Advisor’s conduct under this Agreement to the extent permitted by the Agreement and Declaration of Trust and applicable law.
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(d)   Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

(e)   It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the Act except for information supplied by the Advisor for inclusion therein.

3.    Broker-Dealer Relationships
In connection with its duties set forth in Section 2(a) (ii) of this Agreement to arrange for the purchase and the sale of securities held by the Trust by placing purchase and sale orders for the Trust, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Trust to achieve “best execution,” as such concept is defined under applicable laws, rules and regulatory interpretations.  In making such selection, the Advisor is authorized to consider the reliability, integrity and financial condition of the broker.  The Advisor is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Advisor.  The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.  The Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information.  The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.  On occasions when the Advisor deems that the purchase of or sale of a security to be in the best interest of a Fund as well as other clients of the Advisor, the Advisor may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be purchased or sold.  In such event, the Advisor will allocate securities so purchased or sold, as well as expenses incurred in the transaction, in a manner the Advisor reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and such other clients under the circumstances.
4.    Allocation of Expenses
The Advisor agrees that it will furnish the Trust, at the Advisor’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement.  The Advisor will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor.  All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Advisor or its Administrator; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, transfer agent, accounting services agent and other firms maintaining and servicing shareholder accounts; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports, notices, proxy material and prospectuses to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; (xiii) fees of the Trust’s Administrator and (xiii) the organization costs of the Trust.
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5.    Compensation of the Advisor
(a)  The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor, an annual management fee, computed daily and payable monthly in arrears at the annual rate for each series of the Trust specified on Exhibit A to this Agreement, as that Exhibit A may be amended from time to time.

(b)  If the expenses of the Trust or a Fund for any fiscal year exceed such limits as may be agreed from time to time between the Trust and the Advisor, the Advisor will subsidize or reimburse applicable expenses or reduce its fee by the amount of such excess.  The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.  In subsequent years, any reductions made by the Advisor in its management fees or payments or reimbursement of expenses which are the Trust’s obligation are subject to reimbursement by the Trust provided the Trust is able to effect such reimbursement and remain in compliance with the aforementioned expense limitations. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates.  The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the applicable Fund for the current fiscal year and cannot cause that Fund to exceed the limitation to which the Advisor has agreed in making such reimbursement.
6.    Duration and Termination
(a)  The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years.  Thereafter, this Agreement shall continue in effect from year to year, subject to termination provisions and all other terms and conditions thereof, so long as such continuation shall be specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Trust.

(b)  This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days’ prior written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days’ prior written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust.  This Agreement shall automatically terminate in the event of its assignment (within the meaning of the Act).
7.    Governing Law
This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
8.    Forum for Adjudication of Disputes
Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the State of Delaware or the United States District Court for the District of Delaware, and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts.  Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
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9.    No Third-Party Beneficiaries
No shareholder or any person other than the Fund and the Advisor is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement.  Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Advisor, or (ii) create or give rise to any duty or obligation on the part of the Advisor (including without limitation any fiduciary duty) to any shareholder or person other than the Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.
IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.
RAINIER INVESTMENT MANAGEMENT
MUTUAL FUNDS

By: ________________________
Title:_______________________

MANNING & NAPIER ADVISORS, LLC

By: _________________________
Title:________________________

5

Exhibit A
Fund	Annual Advisory Fee Rate	Effective Date
Rainier Intermediate Fixed Income Fund	0.50%	________, 2016

RAINIER INVESTMENT MANAGEMENT
MUTUAL FUNDS

By: _____________________________

Title: ____________________________

MANNING & NAPIER ADVISORS, LLC

By: _____________________________

Title: ____________________________

6

EXHIBIT C
BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%
To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than 5% of any class of the Fund as of February 19, 2016.
Fund – Class	Name and Address	Number of Shares Beneficially Owned	% of Class Owned
Rainier Intermediate Fixed Income Fund – Original Shares	None
Rainier Intermediate Fixed Income Fund – Institutional Shares	None

PROXY TABULATOR _________________ _________________	To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website ________________
3) Follow the instructions provided on the website.

To authorize your proxy by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call _________________
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M00000-P00000	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:	For	Against	Abstain
1.
To approve a new management agreement (the “New Agreement”) between Rainier Investment Management Mutual Funds
(the “Trust”) and Manning & Napier Advisors, LLC, by shareholders of the series of the Trust covered by this proxy statement
(the “Fund”).
	□	□	□

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
Please sign this proxy exactly as your name appears on the books of the Fund.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the
 Special Meeting of Shareholders:

The Proxy Statement is available at _____________________

M00000-P00000

Rainier Investment Management Mutual Funds
Rainier Intermediate Fixed Income Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – April 15, 2016

The undersigned hereby appoints Melodie B. Zakaluk and Frederick H. Sherley, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the above referenced fund (the “Fund”), held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Rainier Investment Management, LLC (“Rainier”) at 601 Union Street, Suite 2801, Seattle, Washington 98101 on Friday, April 15, 2016 at 10:00 a.m., Pacific Time, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.  If you simply sign this proxy, and don’t vote on the Proposal, the shares will automatically be voted as the Board of Trustees recommends.  Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN AND DATE THIS PROXY AD RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE